EXHIBIT 23.3




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        We hereby consent to the incorporation by reference of our report dated January 2, 2002, relating to the financial statements of Carolina National Corporation, in Amendment No. 1 to the Registration Statement on Form SB-2 and Prospectus, and to the reference to our firm therein under the caption "Accounting Matters."


                                               Elliott Davis, LLP


Greenville, South Carolina
February 21, 2002